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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 25, 1997.


                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          1-12091                                                 22-3436215
(Commission File                                                (IRS Employer
         Number)                                             Identification No.)

                              99 Wood Avenue South
                            Iselin, New Jersey 08830
                    (Address of principal executive offices)

                                                             732-603-6600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.

On July 25, 1997 Millennium Chemicals Inc. (`Millennium") signed a Master Transaction Agreement pursuant to which it agreed to create a partnership ("Partnership") with Lyondell Petrochemical Company ("Lyondell"). Under the terms of the Master Transaction Agreement, which is attached hereto as exhibit
10.25 and is incorporated by reference, in exchange for a 43% ownership position in the Partnership, Millennium will contribute the following:

         Millennium's olefins and polymers businesses, located at manufacturing facilities in Clinton, Iowa; Morris, Illinois; LaPorte, Port Arthur and Chocolate Bayou, Texas;

         Millennium's   performance   polymers   business   with   manufacturing
         facilities in Tuscola, Illinois; Fairport Harbor and Heath, Ohio; and Crocket, Texas;

         Millennium's   synthetic   ethanol  and  ethyl  ether  businesses  with
         facilities in Tuscola, Illinois; Newark, New Jersey; and Anaheim, California;

         Research and technology groups and a research center in Cincinnati, Ohio.

The Partnership will assume $750 million of Millennium's inter-company debt, which will be repaid from the proceeds of new bank debt to be arranged by the Partnership. Millennium will guarantee $750 million of the new bank facility. In addition, Millennium will retain $250 million of accounts receivable from the contributed business.

In exchange for a 57% ownership position, Lyondell will contribute:

         Lyondell's olefins business, comprised of two olefins plants at the Channelview Petrochemical Complex near Houston, Texas;

         Lyondell's   polymers  business,   comprised  of  three   manufacturing
         facilities located in Pasadena, Victoria and Matagorda Counties, Texas;

         A technology group and certain business functions located in and   near
         Houston, Texas;

         $745 million of outstanding debt; and a

         $345 million note payable to the Partnership.

The Partnership will be governed by a partnership governance committee comprised of three representatives of Millennium and three representatives of Lyondell. The two companies issued a joint press release announcing the Partnership, dated July 28, 1997, which is attached hereto as Exhibit 99 and incorporated herein by reference. The transaction is subject to approval by both companies' stockholders and satisfaction of certain other conditions. The transaction is expected to close by the end of the year.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MILLENNIUM CHEMICALS INC.
                                  (Registrant)



Date:  July 29, 1997                       By:  /s/ George H. Hempstead, III
                                                 ----------------------------
                                                 George H. Hempstead, III
                                                 Senior Vice President - Law and
                                                 Administration and Secretary




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EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                           Numbered Page
No.                                         Exhibits              Where Located

10.25                               Master Transaction Agreement

99                                  Press Release

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